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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 21, 2001
                        (DATE OF EARLIEST EVENT REPORTED)

                           THOMAS & BETTS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Tennessee                                               1-4682
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
     OF INCORPORATION)

                                   22-1326940
                        (IRS EMPLOYER IDENTIFICATION NO.)

    8155 T&B Boulevard
    Memphis, Tennessee                                           38125
   (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
    EXECUTIVE OFFICES)

               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000

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ITEM 5.   OTHER EVENTS

          On February 21, 2001, Thomas & Betts Corporation (the "Registrant"), by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, commented on its fourth quarter 2000 earnings expectations, and reported that the Securities and Exchange Commission ("SEC") has commenced a formal investigation with respect to the Registrant's accounting, control and financial reporting practices that led to the special charges announced in August 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     20   Press Release of the Registrant dated February 21, 2001.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Thomas & Betts Corporation
                                   (Registrant)

                                   By:       /s/ John P. Murphy
                                        ---------------------------------------
                                             John P. Murphy
                                   Title:    Senior Vice President-Chief
                                             Financial Officer

Date: February 23, 2001

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                                  EXHIBIT INDEX

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
Exhibit                            Description of Exhibits
-------                            -----------------------
     20             Press Release of Registrant dated February 21, 2001.